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                                                                    Exhibit 99.7

                         MANGOSOFT, INC. AND SUBSIDIARY

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Form 10-QSB of MangoSoft, Inc. (the "Company") for the quarterly period ended September 30, 2002 (the "Periodic Report"), I, Dale Vincent, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002              MANGOSOFT, INC.

                                      /S/  DALE VINCENT
                                          -------------------------------------
                                           Dale Vincent
                                           President and Chief Executive Officer
                                           (Principal Financial and Accounting
                                            Officer)